UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2021

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Howe Street, 10th Floor Vancouver, British Columbia	V6C 2T5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 252-9333

Sustainable Opportunities Acquisition Corp.

1601 Bryan Street, Suite 4141
Dallas, Texas 75201
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Due to the large number of events reported under the specified items of Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 3.01, 5.03, 7.01 and 8.01 of Form 8-K.

On September 9, 2021 (the “Closing Date”), Sustainable Opportunities Acquisition Corp., a Cayman Islands exempted company limited by shares (“SOAC” and after the Business Combination described herein, the “Company”), consummated the previously announced business combination (the “Business Combination”) pursuant to the terms of the Business Combination Agreement, dated as of March 4, 2021 (the “Business Combination Agreement”), by and among SOAC, 1291924 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia, Canada (“NewCo Sub”), and DeepGreen Metals Inc., a company existing under the laws of British Columbia, Canada (“DeepGreen”). A description of the Business Combination and the terms of the Business Combination Agreement are included in the proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 13, 2021 (the “Proxy Statement”), in the section entitled “Proposal No. 2 – Business Combination Proposal” beginning on page 207 of the Proxy Statement. As used in this Current Report on Form 8-K, “TMC” refers to SOAC after giving effect to the consummation of the Continuance (as defined below).

Prior to the Effective Time (as defined below), SOAC migrated and was continued from the Cayman Islands to British Columbia, Canada and was domesticated as a company existing under the laws of British Columbia, pursuant to Part XII of the Cayman Islands Companies Act (as Revised) and Part 9, Division 8 of the Business Corporations Act (British Columbia) (the “BCBCA”) (such continuance, the “Continuance”). As a result and upon the consummation of the Continuance, (i) the identifying name of the Class A ordinary shares of SOAC, par value $0.0001 per share (the “Class A ordinary shares”), and Class B ordinary shares of SOAC, par value $0.0001 per share (the “Class B ordinary shares”), were changed to common shares of the Company (the “TMC Common Shares”) and the Class A ordinary shares and Class B ordinary shares were changed from shares with par value to shares without par value; (ii) the rights and restrictions attached to the renamed Class A ordinary shares and Class B ordinary shares of SOAC were deleted and the shares have the rights and restrictions attached to the TMC Common Shares, as described in the notice of articles and articles of the Company; (iii) the number of authorized TMC Common Shares were unlimited; (iv) each issued and outstanding whole warrant to purchase one Class A ordinary share automatically represented the right to purchase one TMC Common Share at an exercise price of $11.50 per share on the terms and conditions set forth in the SOAC warrant agreement; (v) the notice of articles and articles of TMC became the governing documents of the Company; and (vi) SOAC’s name changed to “TMC the metals company Inc.”

On the Closing Date, promptly following the Continuance, pursuant to a court-approved plan of arrangement (the “Plan of Arrangement,” and the arrangement pursuant to such Plan of Arrangement, the “Arrangement”) under the BCBCA, (i) SOAC acquired all of the issued and outstanding common shares in the capital of DeepGreen (the “DeepGreen Common Shares”); (ii) the shareholders and the optionholders of DeepGreen became entitled to receive at the Effective Time, in exchange for their DeepGreen Common Shares and options to purchase DeepGreen Common Shares, as applicable, an aggregate of (a) 229,162,651 TMC Common Shares (which includes TMC Common Shares underlying options) based on an Adjusted Equity Value (as defined in the Business Combination Agreement) immediately prior to the Effective Time of $2,291,628,539, (b) 4,999,973 Class A Special Shares (which includes Class A Special Shares underlying options), (c) 9,999,853 Class B Special Shares (which includes Class B Special Shares underlying options), (d) 9,999,853 Class C Special Shares (which includes Class C Special Shares underlying options ), (e) 19,999,855 Class D Special Shares (which includes Class D Special Shares underlying options), (f) 19,999,855 Class E Special Shares (which includes Class E Special Shares underlying options), (g) 19,999,855 Class F Special Shares (which includes Class F Special Shares underlying options), (h) 24,999,860 Class G Special Shares (which includes Class G Special Shares underlying options), and (i) 24,999,860 Class H Special Shares (which includes Class H Special Shares underlying options), in each case, in the capital of the Company, each of which Special Share is automatically convertible into TMC Common Shares on a one-for-one basis (unless adjusted as described in the Proxy Statement) if certain TMC Common Share price thresholds are met as described in the Proxy Statement (collectively, the “DeepGreen Earnout Shares”); (iii) DeepGreen became a wholly-owned subsidiary of the Company; and (iv) DeepGreen and NewCo Sub amalgamated to continue as one unlimited liability company existing under the laws of British Columbia, Canada. In addition, the Allseas Warrant (as defined in the Proxy Statement) was assumed by the Company and became a warrant to purchase TMC Common Shares upon the consummation of the Business Combination, in accordance with its terms. As a consequence of the Business Combination, each option to purchase DeepGreen Common Shares, whether vested or unvested, that was outstanding immediately prior to the Effective Time was assumed by the Company and became an option (vested or unvested, as applicable) to purchase a number of TMC Common Shares equal to the number of DeepGreen Common Shares subject to such option immediately prior to the Effective Time multiplied by the Per Share Consideration (as defined in the Business Combination Agreement), rounded down to the nearest whole number of shares, at an exercise price per share equal to the exercise price per share of such option immediately prior to the Effective Time divided by the Per Share Consideration, rounded up to the nearest whole cent. The time that the Arrangement became effective is referred to as the “Effective Time.”

Immediately following the Continuance and prior to the Effective Time, Sustainable Opportunities Holdings LLC, a Delaware limited liability company (the “Sponsor”), exchanged 741,000 TMC Common Shares (which consisted of the SOAC Class B ordinary shares prior to the Continuance) for 500,000 Class I Special Shares (the “Class I Special Shares”) and 741,000 Class J Special Shares, each of which is automatically convertible into TMC Common Shares on a one-for-one basis (unless adjusted as described in the Proxy Statement), if certain TMC Common Share price thresholds are met as described in the Proxy Statement (the “Class J Special Shares” and, together with the Class I Special Shares, the “Sponsor Earnout Shares” and, collectively with the DeepGreen Earnout Shares, the “TMC Special Shares”).

In connection with the foregoing and concurrently with the execution of the Business Combination Agreement, SOAC entered into Subscription Agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase an aggregate of 11,030,000 TMC Common Shares at a purchase price of $10.00 per share, for aggregate gross proceeds of $110,300,000 (the “PIPE Financing”). The PIPE Financing closed concurrently with the Business Combination. SOAC also entered into Subscription Agreements for an aggregate of 22,000,000 Common Shares, for a purchase price of $10.00 per share and an aggregate purchase price of $220,000,000 with two investors who defaulted on the Closing Date under the Subscription Agreements. The Company plans to aggressively pursue its available remedies with respect to such investors.

The total number of TMC Common Shares outstanding immediately following the Closing was approximately 224,385,324 comprising (i) 203,874,981 TMC Common Shares issued to DeepGreen shareholders, (ii) 11,030,000 TMC Common Shares issued in connection with the Closing to the PIPE Investors pursuant to the PIPE Financing, (iii) 6,759,000 TMC Common Shares held by the initial shareholders (which includes the Sponsor, Rick Gaenzle, Isaac Barchas and Justin Kelly, the “initial shareholders”) and (iv) 2,721,343 TMC Common Shares held by public shareholders, reflecting redemptions of 27,278,657 Class A ordinary shares.

In connection with the Closing, SOAC’s units, Class A ordinary shares and public warrants ceased trading on the New York Stock Exchange (the “NYSE”) and the TMC Common Shares and public warrants to purchase TMC Common Shares (the “Public Warrants”) commenced trading on the Nasdaq Global Select Market (the “Nasdaq”) under the symbols “TMC” and “TMCWW,” respectively, on September 10, 2021.

The foregoing descriptions of the Business Combination, the PIPE Financing and the Subscription Agreements do not purport to be complete and are qualified in their entirety by the full text of the Business Combination Agreement and the forms of Subscription Agreement, respectively, which are attached hereto as Exhibits 2.1, 10.1 and 10.2, respectively, and are incorporated herein by reference.

Unless the context otherwise requires, references in this Current Report on Form 8-K to “we,” “us,” “our,” “TMC” and the “Company” refer to “TMC the metals company Inc.” following the Business Combination, and references to “SOAC” and “DeepGreen” refer to Sustainable Opportunities Acquisition Corp. and DeepGreen Metals Inc. and its subsidiaries, respectively, prior to the Business Combination. All references herein to the “Board” refer to the board of directors of the Company.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

At the Closing, the Company, the initial shareholders, including the Sponsor (the “Sponsor Group Holders”), and certain holders of DeepGreen securities immediately prior to the Effective Time (the “DeepGreen Holders”) entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”), pursuant to which, among other things, the Sponsor Group Holders and the DeepGreen Holders were granted certain registration rights with respect to their respective TMC Common Shares on the terms and subject to the conditions therein. The Sponsor Group Holders and the DeepGreen Holders also agreed not to effect any sale or distribution of certain equity securities of the Company held by them during the period ending on the earlier of (a) 180 days after the Closing, subject to certain customary exceptions, and (b) subsequent to the Closing, (x) if the last reported sale price of the TMC Common Shares equals or exceeds $12.00 per share for any 20 trading days within any 30 consecutive trading days commencing after the Closing or (y) the date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s public shareholders having the right to exchange their TMC Common Shares for cash, securities or other property. Certain TMC Common Shares held by the Sponsor Group Holders shall not be offered, sold, pledged or distributed for periods of six months or twelve months, as applicable, and certain TMC Common Shares held by the DeepGreen Holders shall not be offered, sold, pledged or distributed for periods of six months or eighteen months, as applicable, subject to the exceptions described in the Amended and Restated Registration Rights Agreement.

The material terms of the Amended and Restated Registration Rights Agreement are described in the section of the Proxy Statement beginning on page 219 entitled “Business Combination Proposal—Related Agreements—Amended and Restated Registration Rights Agreement.”

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Registration Rights Agreement, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Indemnity Agreements

On the Closing Date, the Company entered into indemnity agreements with each of its directors and executive officers. Each indemnity agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company, or, at the Company’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnity agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of indemnity agreement, which is attached hereto as Exhibit 10.18 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

As previously reported, at an extraordinary general meeting of shareholders held on September 3, 2021 (the “extraordinary general meeting”), SOAC’s shareholders approved the Business Combination. The Business Combination was completed on September 9, 2021.

As of the Closing Date and following the consummation of the Business Combination, the Company had the following outstanding securities:

●	approximately 224,385,324 TMC Common Shares;

●	warrants to purchase approximately 24,500,000 TMC Common Shares, each exercisable beginning on October 9, 2021 at a price of $11.50 per share (the “Warrants”), including approximately 15,000,000 Public Warrants and 9,500,000 private placement warrants issued in connection with SOAC’s initial public offering;

●	options to purchase an aggregate of approximately 25,287,670 shares of TMC Common Shares and 14,896,783 TMC Special Shares convertible into an aggregate of 14,896,783 TMC Common Shares if the TMC Common Share applicable price thresholds are exceeded following the closing of the Business Combination at a weighted average exercise price of $1.11 per share;

●	an aggregate of 121,343,181 TMC Special Shares convertible into an aggregate of 121,343,181 TMC Common Shares if the TMC Common Share applicable price thresholds are exceeded following the closing of the Business Combination; and

●	the Allseas Warrant, contingent upon the successful completion of the pilot mining test system (the “PMTS”), exercisable at a price of $0.01 per share for up to 11,578,620 TMC Common Shares depending on the date of successful completion of the PMTS.

FORM 10 INFORMATION

Prior to the Closing Date, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On the Closing Date and after the consummation of the Business Combination, the Company became a holding company whose only assets consist of equity interests in DeepGreen.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and the negative of such terms and other similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and on management’s current expectations, forecasts, assumptions, hopes, beliefs, intentions and strategies regarding future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	our ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the commercial and technical feasibility of seafloor polymetallic nodule collection and processing;

●	the supply and demand for battery metals and manganese alloys;

●	the future prices of battery metal and manganese alloys;

●	the timing and content of International Seabed Authority’s exploitation regulations that will create the legal and technical framework for exploitation of polymetallic nodules in the Clarion Clipperton Zone of the Pacific Ocean;

●	government regulation of deep seabed mining operations and changes in mining laws and regulations;

●	the risks of developing and deploying equipment for operations to collect polymetallic nodules at sea and to process such nodules on land;

●	environmental risks;

●	the timing and amount of estimated future production, costs of production, capital expenditures and requirements for additional capital;

●	cash flow provided by operating activities;

●	our ability to raise financing in the future;

●	unanticipated reclamation expenses;

●	claims and limitations on insurance coverage;

●	the uncertainty in mineral resource estimates;

●	financial risks posed by the Company’s material weakness in its internal control over financial reporting;

●	the uncertainty in geological, hydrological, metallurgical and geotechnical studies and opinions;

●	infrastructure risks;

●	dependence on key management personnel and executive officers;

●	our financial performance;

●	economic downturns and political and market conditions beyond our control could adversely affect our business, financial condition and results of operations; and

●	the impact of the COVID-19 pandemic on our business.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements, which are more fully described under the heading “Risk Factors” in the Proxy Statement beginning on page 47. The risks described under the heading “Risk Factors” beginning on page 47 of the Proxy Statement are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The business of SOAC prior to the Business Combination is described in the Proxy Statement in the section entitled “Information about SOAC” beginning on page 101 of the Proxy Statement, which is incorporated herein by reference. The business of the Company is described in the Proxy Statement in the section entitled “Information about DeepGreen” beginning on page 120 of the Proxy Statement, which is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations are set forth in the Proxy Statement in the section entitled “Risk Factors” beginning on page 47 of the Proxy Statement, which is incorporated herein by reference.

Properties

The properties of SOAC prior to the Business Combination are described in the Proxy Statement in the section entitled “Information about SOAC – Properties” beginning on page 113 of the Proxy Statement, which is incorporated herein by reference. The properties of the Company are described in the Proxy Statement in the section entitled “Information about DeepGreen – Properties” beginning on page 143 of the Proxy Statement, which is incorporated herein by reference.

The Company does not have a physical office in Vancouver, British Columbia, its directors and executive officers work remotely in various countries around the world, and the Vancouver, British Columbia address disclosed as its principal executive office has been provided because it is the Company’s records office required under the BCBCA.

Financial Statements

The unaudited condensed financial statements as of June 30, 2021 and for the six months ended June 30, 2021 of DeepGreen have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

These unaudited condensed financial statements should be read in conjunction with the historical audited financial statements of DeepGreen as of and for the years ended December 31, 2020 and 2019, and the related notes included in the Proxy Statement beginning on page F-44 of the Proxy Statement, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of June 30, 2021 and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of DeepGreen for the six months ended June 30, 2021 is attached hereto as Exhibit 99.3 and is incorporated herein by reference. Management’s discussion and analysis of the financial condition and results of operation of DeepGreen for the years ended December 31, 2020 and 2019 is included in the Proxy Statement in the section entitled “DeepGreen’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 176 of the Proxy Statement, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the TMC Common Shares as of the Closing Date by:

●	each person known to the Company to be the beneficial owner of more than 5% of outstanding TMC Common Shares;

●	each of the Company’s executive officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. TMC Common Shares issuable upon exercise of options and warrants currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.

The beneficial ownership of TMC Common Shares is based on 224,385,324 TMC Common Shares issued and outstanding as of the Closing Date.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of the TMC Common Shares beneficially owned by them. Unless otherwise indicated, the business address of each of the following entities or individuals is c/o TMC the metals company Inc., 595 Howe Street, 10th Floor, Vancouver, British Columbia, Canada V6C 2T5.

Name and Address of Beneficial Owner	Number of TMC Common Shares(1)	Percentage of Shares Beneficially Owned (%)
Directors and Executive Officers:
Gerard Barron(2)	13,978,180	6.2%
Anthony O’Sullivan(3)	575,110	*
Erika Ilves(4)	247,781	*
Craig Shesky(5)	308,762	*
Dr. Gregory Stone(6)	33,076	*
Gina Stryker	—	—
Christian Madsbjerg(7)	—	—
Andrew Hall	—	—
Scott Leonard(8)	6,669,000	3.0%
Sheila Khama	—	—
Andrei Karkar(9)	39,621,909	17.7%
Amelia Kinahoi Siamomua	—	—
All Directors and Executive Officers of the Company as a Group (12 Individuals)(10)	62,174,818	27.7%
Five Percent Holders:
ERAS Capital(11)	39,621,909	17.7%
Maersk Supply Service A/S(12)	20,820,816	9.3%
Allseas Group S.A.(13)	14,151,648	6.3%

*	Indicates beneficial ownership of less than 1%.

(1)	Excludes TMC Special Shares.

(2)	Consists of 13,978,180 TMC Common Shares. Does not include 6,353,378 TMC Common Shares underlying options that are not exercisable within 60 days of September 9, 2021 held by Mr. Barron.

(3)	Consists of 575,110 TMC Common Shares held by The O’Sullivan Family Trust No. 1. Does not include 1,696,931 TMC Common Shares underlying options that are not exercisable within 60 days of September 9, 2021 held by Mr. O’Sullivan. Anthony O’Sullivan is the sole director of JOZEM Pty Ltd. which is the trustee of The O’Sullivan Family Trust No. 1.

(4)	Consists of (i) 217,099 TMC Common Shares held by Ms. Ilves and 30,682 TMC Common Shares held of record by Ms. Ilves’ children. Does not include 2,373,336 TMC Common Shares underlying options that are not exercisable within 60 days of September 9, 2021 held by Ms. Ilves.

(5)	Consists of 308,762 TMC Common Shares. Does not include 658,065 TMC Common Shares underlying options that are not exercisable within 60 days of September 9, 2021 held by Mr. Shesky.

(6)	Consists of 33,076 TMC Common Shares. Does not include 1,829,243 TMC Common Shares underlying options that are not exercisable within 60 days of September 9, 2021 held by Dr. Stone.

(7)	Does not include 716,916 TMC Common Shares underlying options that are not exercisable within 60 days of September 9, 2021 held by Mr. Madsbjerg.

(8)	Consists of 6,669,000 TMC Common Shares held by Sustainable Opportunities Holdings LLC, of which Scott Leonard is one of the managers and shares voting and dispositive power over the securities held by Sustainable Opportunities Holdings LLC and therefore Mr. Leonard may be deemed to be a beneficial owner thereof.

(9)	Consists of 39,621,909 TMC Common Shares held by ERAS Capital LLC (“ERAS”). Does not include 769,020 TMC Common Shares underlying options that are not exercisable within 60 days of September 9, 2021 held by Mr. Karkar. Mr. Karkar has voting and dispositive control over the securities held by ERAS and therefore Mr. Karkar may be deemed to have beneficial ownership of the shares held by ERAS.

(10)	See footnotes 2 through 9.

(11)	The address of ERAS is 323 Marina Boulevard, San Francisco, California 94123. Andrei Karkar has voting and dispositive control over the securities held by ERAS and therefore Mr. Karkar may be deemed to have beneficial ownership of the shares held by ERAS.

(12)	The address of Maersk Supply Service A/S is Esplanaden 50 Copenhagen K, DK-1098 Denmark. Maersk Supply Service A/S is a subsidiary of AP Moller-Maersk A/S.

(13)	The address of Allseas Group S.A. is 18 Route de Pra de Plan, Case Postale, 411 1618 Chatel-Saint-Denis, Switzerland.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Business Combination is set forth in the Proxy Statement in the sections entitled “Management of TMC Following the Business Combination” beginning on page 191 and “Executive and Director Compensation of DeepGreen” beginning on page 171 of the Proxy Statement, which are incorporated herein by reference.

Directors

Effective as of the Closing Date, and in connection with the closing of the Business Combination, the size of the Board was increased from five to eight members. Each of Scott Honour, Rick Gaenzle, Isaac Barchas and Justin Kelly resigned as directors of SOAC effective as of the Closing Date. Effective as of the Closing Date, Gerard Barron, Christian Madsbjerg, Andrew Hall, Sheila Khama, Amelia Kinahoi Siamomua, Gina Stryker and Andrei Karkar were elected to serve as directors on the Board, with Scott Leonard elected and continuing to serve on the Board. Biographical information for these individuals is set forth in the Proxy Statement in the section entitled “Management of TMC Following the Business Combination” beginning on page 191 of the Proxy Statement, which is incorporated herein by reference.

Eric Branderiz and Riva Krut each decided for personal reasons to not serve as directors of the Company following the Business Combination and were replaced by Gina Stryker and Amelia Siamomua, respectively, as directors of the Company. Ms. Krut will act as a senior advisor to the Company’s Sustainability and Innovation Committee (as defined below) of the board of directors of TMC.

Biographical information for Ms. Stryker and Ms. Siamomua is set forth below.

Ms. Siamomua has over 35 years of experience as a development economist and an international civil servant with a strong focus on gender equality and sustainability issues. Since March 2021, Ms. Siamomua has been an independent consultant on gender and social inclusion for the Government of Nauru. From June 2015 until February 2021, Ms. Siamomua served as Head of Gender, Economic, Youth & Sustainable Development Directorate of the Commonwealth Secretariat based in London, United Kingdom, where she represented the Secretary General at the United Nations (“UN”) High-level Group on Women’s Access to Justice and the UN Commission on the Status of Women. Between 2012 and 2014, Ms. Siamomua held a position as Inter-Regional Advisor (Small Island Developing States) within the Division for Sustainable Development at the UN Department of Economic and Social Affairs, where she analyzed best practices on sustainable development and provided policy advice to governments and relevant stakeholders in developing countries. Prior to that, Ms. Siamomua served as senior advisor in Papua New Guinea from 2010-2012 and as project coordinator in Fiji from 2008-2009 as part of the UN Development Programme. Ms. Siamomua has earned a B.A. in Economics and Politics and an MBA from the University of the South Pacific. Ms. Siamomua’s qualifications to serve on the board of directors of TMC include her sustainable development expertise and her extensive knowledge of economic and social policies of developing countries.

Ms. Stryker has 20 years of tax experience in corporate settings as well as 14 years of senior management experience. Since May 2020, Ms. Stryker has served as General Counsel and Corporate Secretary of SOAC. Since August 2019, Ms. Stryker has also been a part of 3920 Partners LLC, a company focused on sustainable investment, where she now serves as Partner. From July 2018 to January 2019, Ms. Stryker served as Senior Advisor to EVP Restructuring at GenOn Energy, Inc. (“GenOn”), where she led tax and business strategy engagement as GenOn prepared to emerge from Chapter 11. Prior to July 2018, Ms. Stryker managed a family office. Ms. Stryker has earned a B.S. in Applied Science from Youngstown State University, a J.D. from University of Pittsburgh, an LLM from New York University and an MBA from Rice University. Ms. Stryker’s qualifications to serve on the board of directors of TMC include her prior experience advising on tax and business strategy in the energy industry.

Independence of Directors

Nasdaq rules generally require that independent directors must comprise a majority of a listed company’s board of directors. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that Andrew Hall, Scott Leonard, Gina Stryker, Sheila Khama, Christian Madsbjerg, Amelia Kinahoi Siamomua and Andrei Karkar, representing seven (7) of the Company’s eight (8) directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq. Andrew Hall shall serve as the Lead Independent Director of the Board. Additional information with respect to the independence of the Company’s directors is set forth in the Proxy Statement in the section entitled “Management of TMC Following the Business Combination” beginning on page 191 of the Proxy Statement, which is incorporated herein by reference.

Committees of the Board of Directors

Effective as of the Closing Date, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) and a sustainability and innovation committee (the “Sustainability and Innovation Committee”). Each of the committees reports to the Board.

Effective as of the Closing Date, the Board appointed Scott Leonard, Andrew Hall and Gina Stryker to serve on the Audit Committee, with Scott Leonard as chair of the Audit Committee. Scott Leonard is an “audit committee financial expert” as defined by the SEC. The Board appointed Sheila Khama, Gina Stryker and Andrei Karkar to serve on the Compensation Committee, with Andrei Karkar as chair of the Compensation Committee. The Board appointed Christian Madsbjerg, Sheila Khama and Andrei Karkar to serve on the Nominating and Corporate Governance Committee, with Christian Madsbjerg as chair of the Nominating and Corporate Governance Committee. The Board appointed Sheila Khama, Christian Madsbjerg and Amelia Kinahoi Siamomua to serve on the Sustainability and Innovation Committee, with Sheila Khama as chair of the Sustainability and Innovation Committee.

The purpose of the Sustainability and Innovation Committee is to assist the Board in discharging its responsibilities relating to oversight of the Company’s policies, programs, performance and related risks and opportunities that concern key sustainability and innovation matters, including issues of significance to the Company and its stakeholders that may affect its business, strategy, operations, performance, or reputation.

The Board adopted a written charter for the Sustainability and Innovation Committee, which is available on the Company’s website.

Additional information with respect to the committees of the Board is set forth in the Proxy Statement in the section entitled “Management of TMC Following the Business Combination—Board Committees” beginning on page 195 of the Proxy Statement, which is incorporated herein by reference.

Executive Officers

Effective as of the Closing Date, in connection with the Business Combination, the Board appointed Gerard Barron to serve as Chief Executive Officer, Anthony O’Sullivan to serve as Chief Development Officer, Erika Ilves to serve as Head of Strategy and Business Development, Craig Shesky to serve as Chief Financial Officer, and Dr. Gregory Stone to serve as Chief Ocean Scientist. Each of Scott Leonard and David Quiram resigned as Chief Executive Officer and Chief Financial Officer, respectively, effective as of the Closing Date. Biographical information for the Company’s executive officers is set forth in the Proxy Statement in the section entitled “Management of TMC Following the Business Combination” beginning on page 191 of the Proxy Statement, which is incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is set forth in the Proxy Statement in the sections entitled “Executive and Director Compensation of DeepGreen – Post-Business Combination TMC Executive Officer and Director Compensation” beginning on page 175 of the Proxy Statement, which is incorporated herein by reference.

On September 9, 2021, the Company adopted a non-employee director compensation policy. Pursuant to the policy, the annual cash retainer for non-employee directors is $90,000. Annual cash retainers for committee membership are as follows:

Position	Retainer
Lead director	$30,000
Audit Committee chairperson	$22,500
Audit Committee member	$7,500
Compensation Committee chairperson	$15,000
Compensation Committee member	$5,000
Nominating and Corporate Governance Committee chairperson	$15,000
Nominating and Corporate Governance Committee member	$5,000
Sustainability and Innovation Committee chairperson	$15,000
Sustainability and Innovation Committee member	$5,000

These fees are payable in arrears in quarterly installments as soon as practicable following the last business day of each fiscal quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on the Board, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the Board and any committee of the Board on which they serve and in connection with other business related to the Board. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with the Company’s travel and other expense policies, as may be in effect from time to time.

In addition, the Company grants to new non-employee directors upon their initial election to the Board a number of restricted stock units (“RSUs”) (each RSU relating to one share of TMC Common Shares), having an aggregate fair market value equal to $100,000, determined by dividing (A) $100,000 by (B) the closing price of the TMC Common Shares on the Nasdaq on the date of the grant (rounded down to the nearest whole share), on the first business day after the date that the non-employee director is first appointed or elected to the Board. Each of these grants shall vest in equal annual installments over three years from the date of the grant, subject to the non-employee director’s continued service as a director on the applicable vesting dates.

The foregoing description of the nonemployee director compensation policy is not complete and is subject to and qualified in its entirety by reference to the nonemployee director compensation policy, a copy of which is attached hereto as Exhibit 10.19 and is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers is set forth in the Proxy Statement in the section entitled “Executive and Director Compensation of DeepGreen” beginning on page 120 of the Proxy Statement, which is incorporated herein by reference.

The foregoing description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the employment agreement with Gerard Barron; the employment agreement with Anthony O’Sullivan; and the employment agreement with Erika Ilves; copies of which are attached hereto as Exhibits 10.20, 10.21 and 10.22, respectively, and are incorporated herein by reference.

2021 Incentive Equity Plan

At the extraordinary general meeting, the SOAC shareholders approved the TMC the metals company Inc. 2021 Incentive Equity Plan (the “2021 Plan”). The description of the 2021 Plan is set forth in the Proxy Statement section entitled “Proposal No. 6 – Incentive Equity Plan Proposal” beginning on page 244 of the Proxy Statement, which is incorporated herein by reference. A copy of the full text of the 2021 Plan is filed as Exhibit 10.23.1 to this Current Report on Form 8-K and is incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the 2021 Plan to eligible participants.

DeepGreen Metals Inc. Stock Option Plan

As a consequence of the Business Combination, the Company adopted and assumed the DeepGreen Metals Inc. Stock Option Plan, as amended (the “DeepGreen Plan”), and each option to purchase DeepGreen Common Shares, whether vested or unvested, that was outstanding immediately prior to the Effective Time was assumed by the Company and became an option (vested or unvested, as applicable) to purchase a number of TMC Common Shares equal to the number of DeepGreen Common Shares subject to such option immediately prior to the Effective Time multiplied by the Per Share Consideration, rounded down to the nearest whole number of shares, at an exercise price per share equal to the exercise price per share of such option immediately prior to the Effective Time divided by the Per Share Consideration, rounded up to the nearest whole cent. No further awards will be granted out of the DeepGreen Plan. The description of the DeepGreen Plan is set forth in the Proxy Statement section entitled “Executive and Director Compensation of DeepGreen–Stock Option Plan and Stock Option Awards” beginning on page 174 of the Proxy Statement, which is incorporated herein by reference.

Certain Relationships and Related Person Transactions and Director Independence

Certain relationships and related person transactions of the Company are described in the Proxy Statement in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 202 of the Proxy Statement, which is incorporated herein by reference. The disclosure regarding director independence set forth in the Proxy Statement in the section entitled “Management of TMC Following the Business Combination – Independence of the Board of Directors” beginning on page 197 of the Proxy Statement is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement entitled “Information About SOAC—Legal Proceedings” beginning on page 112 of the Proxy Statement, which is incorporated herein by reference, and “Information About DeepGreen —Legal Proceedings” beginning on page 143 of the Proxy Statement, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The Company’s Class A ordinary shares, Public Warrants and units (“SOAC Units”) (each SOAC Unit consisting of one share of SOAC’s Class A ordinary shares and one-half of one Public Warrant) were historically quoted on the NYSE under the symbols “SOAC,” “SOAC WS” and “SOAC.U,” respectively. At the Closing Date, and following the consummation of the Business Combination, the SOAC Units automatically separated into the component securities and, as a result, no longer trade as a separate security. On September 10, 2021, the TMC Common Shares and Public Warrants began trading on the Nasdaq under the new trading symbols “TMC” and “TMCWW,” respectively.

As of the Closing Date, and following the consummation of the Business Combination, the Company had approximately 224,385,324 TMC Common Shares issued and outstanding held of record by 197 holders, approximately 15,000,000 Public Warrants held of record by one holder and 9,500,000 private placement warrants issued in connection with SOAC’s initial public offering held of record by one holder, each exercisable for one TMC Common Share at a price of $11.50 per share beginning on October 9, 2021.

Dividends

The Company has not paid any cash dividends on its common shares to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of its common shares in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is set forth in the Proxy Statement in the section entitled “Description of TMC Securities” beginning on page 265 of the Proxy Statement, which is incorporated herein by reference.

Indemnification of Directors and Officers

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnity Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Business Combination Agreement, pursuant to the Plan of Arrangement, the shareholders and the optionholders of DeepGreen received on the Closing Date in exchange for their DeepGreen Common Shares or options, as applicable, an aggregate of 203,874,981 TMC Common Shares in exchange for DeepGreen Common Shares and rollover options to purchase an aggregate of 25,287,670 TMC Common Shares with respect to DeepGreen options assumed by the Company, and (ii) the DeepGreen Earnout Shares (which includes DeepGreen Earnout Shares underlying the rollover options assumed by the Company). The TMC Common Shares, DeepGreen Earnout Shares and rollover options to purchase TMC Common Shares and DeepGreen Earnout Shares issued to shareholders and optionholders of DeepGreen pursuant to the Plan of Arrangement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued pursuant to the exemption provided by Section 3(a)(10) under the Securities Act.

Sponsor Earnout Shares

Immediately following the Continuance and prior to the Effective Time, the Sponsor exchanged 741,000 SOAC Common Shares (which consisted of the SOAC Class B ordinary shares prior to the Continuance) for the Sponsor Earnout Shares, each of which is automatically convertible into TMC Common Shares on a one-for-one basis (subject to adjustment), if certain TMC Common Share price thresholds are met as described in the Proxy Statement. The Sponsor Earnout Shares issued to the Sponsor were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 3(a)(9) as involving an exchange by the Company exclusively with its security holders.

PIPE Financing

On the Closing Date, the Company offered and sold to the PIPE Investors, pursuant to the Subscription Agreements, an aggregate of 11,030,000 TMC Common Shares at a price of $10.00 per share for aggregate gross proceeds to the Company of $110,300,000 in the PIPE Financing. The PIPE Financing closed concurrently with the Business Combination. SOAC also entered into Subscription Agreements for an aggregate of 22,000,000 Common Shares, for a purchase price of $10.00 per share and an aggregate purchase price of $220,000,000 with two investors who defaulted on the Closing Date under the Subscription Agreements. The Company plans to aggressively pursue its available remedies with respect to such investors.

The shares issued to the PIPE Investors in the PIPE Financing on the Closing Date were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

The Subscription Agreements provide for certain registration rights. In particular, the Company will, within forty-five (45) calendar days after the Closing Date, file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the shares of the TMC Common Shares issued to the PIPE Investors, and will use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day (or the 120th calendar day if the SEC notifies the Company that it will “review” such registration statement) following the Closing and (ii) the 10th business day after the date the Company is notified (orally or in writing) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

The foregoing description of the PIPE Financing does not purport to be complete and is qualified in its entirety by the full text of the Subscription Agreements, the forms of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, SOAC changed its name to “TMC the metals company Inc.” and adopted the notice of articles and articles of the Company upon the Continuance (the “TMC Notice and Articles”).

TMC Notice and Articles

As a result of and upon the consummation of the Continuance, SOAC’s amended and restated memorandum and articles of association, dated May 5, 2020, was replaced with the TMC Notice and Articles, which, among other things:

(a) changed the Company’s name to “TMC the metals company Inc.”;

(b) established the authorized capital of the Company to consist of (i) an unlimited number of TMC Common Shares, (ii) an unlimited number of preferred shares, issuable in series, and (iii) the TMC Special Shares, in each case, without par value;

(c) declassified the Board with the result being that each director will be elected on an annual basis;

(d)  reduced the requisite quorum for a meeting of shareholders from a majority to at least two shareholders representing no less than one-third (33 1/3%) of the shares entitled to vote at such meeting;

(e) added an advance notice provision that requires a shareholder to provide notice to the Company in advance of a meeting of shareholders should such shareholder wish to nominate a person for election to the Board;

(f) added a forum selection provision whereby, subject to limited exceptions, or unless the Company consents in writing to the selection of an alternative forum, the Supreme Court of the Province of British Columbia, Canada, and the appellate courts therefrom, will be the sole and exclusive forum for certain shareholder litigation matters; and

(g) made certain other changes, including the changes in the rights and restrictions attached to the Class B ordinary shares, and the deletion of the provisions relating to the initial public offering, the Sponsors, the initial business combination and other related matters.

The shareholders of SOAC approved the TMC Notice and Articles at the extraordinary general meeting. This summary is qualified in its entirety by reference to the text of the TMC Notice and Articles, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On the Closing Date, the Audit Committee of the Board appointed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. Marcum LLP (“Marcum”) served as independent registered public accounting firm of SOAC prior to the Business Combination. Accordingly, Marcum was informed that it was replaced as the Company’s independent registered public accounting firm on September 9, 2021, upon the Closing of the Business Combination.

The reports of Marcum on SOAC’s balance sheet as of December 31, 2020 (as restated), and the statements of operations, changes in shareholders’ equity and cash flows for the year ended December 31, 2020 (as restated) and for the period from December 18, 2019 (inception) through December 31, 2019, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the audit for the year ended December 31, 2020 (as restated) and for the period from December 18, 2019 (inception) through December 31, 2019, and reviews of the unaudited condensed consolidated financial statements for the six months ended June 30, 2021, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such periods.

During the year ended December 31, 2020 and the period from December 18, 2019 (inception) through December 31, 2019, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except that for the year ended December 31, 2020 and the quarter ended March 31, 2021, based upon an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures, the Chief Executive Officer and Chief Financial Officer of SOAC concluded that its disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) were not effective solely as a result of the restatement of its financial statements as of and for such periods in light of the SEC Staff Statement dated April 12, 2021, which required SOAC to reclassify the outstanding warrants as liabilities on its balance sheet. Based on the foregoing, it was determined that SOAC had a material weakness as of December 31, 2020 relating to its internal controls over financial reporting, and such material weakness had not yet been remediated as of June 30, 2021.

During the period from December 18, 2019 (inception) to the date the Board approved the engagement of E&Y as the Company’s independent registered public accounting firm, SOAC did not consult with E&Y on matters that involved the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on SOAC’s consolidated financial statements or any other matter that was either the subject of a disagreement or reportable event.

The Company has provided Marcum with a copy of the foregoing disclosures and Marcum provided a letter to the SEC stating that it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter to the SEC, dated September 15, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01. Changes in Control of Registrant.

The information set forth under the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers,” “Executive Compensation” and “Certain Relationships and Related Person Transactions and Director Independence,” “2021 Incentive Equity Plan,” “DeepGreen Metals Inc. Stock Option Plan” and “2021 Employee Stock Purchase Plan” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial Business Combination” as required by SOAC’s organizational documents, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the section entitled “Proposal No. 2 – Business Combination Proposal” and “The Business Combination Agreement” beginning on page 207 of the Proxy Statement, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed financial statements as of June 30, 2021 and for the six months ended June 30, 2021 of DeepGreen have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

These unaudited condensed financial statements should be read in conjunction with the historical audited financial statements of DeepGreen as of and for the years ended December 31, 2020 and 2019, and the related notes included in the Proxy Statement beginning on page F-44 of the Proxy Statement, which are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of June 30, 2021 and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference Herein from Form or Schedule	Filing Date	SEC File/Reg. Number
2.1†	Business Combination Agreement, dated as of March 4, 2021, by and among Sustainable Opportunities Acquisition Corp., 1291924 B.C. Unlimited Liability Company and DeepGreen Metals Inc.		Form 8-K (Exhibit 2.1)	3/4/2021	001-39281
3.1	Notice of Articles of TMC the metals company Inc.	X
3.2	Articles of TMC the metals company Inc.	X
4.1	TMC the metals company Inc. Common Share Certificate	X
4.2	Warrant Agreement between Continental Stock Transfer & Trust Company and Sustainable Opportunities Acquisition Corp., dated May 8, 2020		Form 8-K (Exhibit 4.1)	5/8/2021	001-39281
10.1	Form of Subscription Agreement for institutional investors, by and between Sustainable Opportunities Acquisition Corp. and the subscriber parties thereto		Form S-4/A (Exhibit 10.1)	8/5/2021	333-255118
10.2	Form of Subscription Agreement for accredited investors, by and between Sustainable Opportunities Acquisition Corp. and the subscriber parties thereto		Form S-4/A (Exhibit 10.2)	8/5/2021	333-255118
10.3	Form of Transaction Support Agreement by and between Sustainable Opportunities Acquisition Corp. and certain DeepGreen securityholders		Form S-4/A (Exhibit 10.3)	8/5/2021	333-255118
10.4††	Sponsor Letter Agreement, dated as of March 4, 2021, by and among Sustainable Opportunities Holdings LLC, certain other holders set forth on Schedule I thereto, Sustainable Opportunities Acquisition Corp. and DeepGreen Metals Inc.		Form S-4/A (Exhibit 10.4)	8/5/2021	333-255118
10.5	Amended and Restated Registration Rights Agreement, by and between Sustainable Opportunities Acquisition Corp., Sustainable Opportunities Holdings LLC, the parties listed under Sponsor Group Holders on the signature page(s) thereto and the parties listed under DeepGreen Holders on the signature page(s) thereto		Form S-4/A (Exhibit 10.5)	8/5/2021	333-255118
10.6†	Strategic Alliance Agreement, dated as of March 29, 2019, by and between DeepGreen Metals Inc. and Allseas Group S.A.		Form S-4/A (Exhibit 10.7)	8/5/2021	333-255118
10.7†	Pilot Mining Test Agreement dated as of July 8, 2019, by and between DeepGreen Metals Inc. and Allseas Group S.A.		Form S-4/A (Exhibit 10.8)	8/5/2021	333-255118
10.8†	Third Amendment to Pilot Mining Test Agreement and First Amendment to Strategic Alliance Agreement, dated as of March 4, 2021, by and between DeepGreen Metals Inc. and Allseas Group S.A.		Form S-4/A (Exhibit 10.9)	8/5/2021	333-255118
10.9	Investment and Participation Agreement, dated as of March 15, 2017, by and among DeepGreen Metals Inc., Maersk Supply Service NS, and Maersk Supply Service Subsea UK Limited		Form S-4/A (Exhibit 10.10)	8/5/2021	333-255118
10.10	Project Management Framework Agreement, dated as of April 6, 2018, by and among Nauru Ocean Resources Inc. and Maersk Supply Service Integrated Solutions A/S		Form S-4/A (Exhibit 10.11)	8/5/2021	333-255118
10.11	Letter Agreement, dated as of March 3, 2021, by and among DeepGreen Metals Inc., Maersk Supply Service NS, and Maersk Supply Service Subsea UK Limited		Form S-4/A (Exhibit 10.12)	8/5/2021	333-255118
10.12†	Sponsorship Agreement, dated as of March 8, 2008, by and between the Kingdom of Tonga and Tonga Offshore Mining Limited		Form S-4/A (Exhibit 10.13)	8/5/2021	333-255118
10.13†	Sponsorship Agreement, dated as of June 5, 2017, by and among the Republic of Nauru, the Nauru Seabed Minerals Authority, and Nauru Ocean Resources Inc.		Form S-4/A (Exhibit 10.14)	8/5/2021	333-255118

Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference Herein from Form or Schedule	Filing Date	SEC File/Reg. Number
10.14	ISA Contract for Exploration (Republic of Nauru) dated as of July 22, 2011		Form S-4/A (Exhibit 10.15)	8/5/2021	333-255118
10.15	ISA Contract for Exploration (Kingdom of Tonga) dated as of January 11, 2012.		Form S-4/A (Exhibit 10.16)	8/5/2021	333-255118
10.16	Fourth Amendment to Pilot Mining Test Agreement and Second Amendment to Strategic Alliance Agreement, dated as of June 30, 2021, by and between DeepGreen Metals Inc. and Allseas Group S.A.		Form S-4/A (Exhibit 10.23)	8/5/2021	333-255118
10.17	Certificate of the Sponsorship signed by the Government of Nauru on April 11, 2011.		Form S-4/A (Exhibit 10.24)	8/5/2021	333-255118
10.18+	Form of Indemnity Agreement	X
10.19+	Nonemployee Director Compensation Policy	X
10.20+	Employment Agreement, dated January 1, 2018, by and between DeepGreen Metals Inc. and Gerard Barron		Form S-4/A (Exhibit 10.17)	8/5/2021	333-255118
10.21+	Employment Agreement, dated July 25, 2017, by and between DeepGreen Metals Inc. and Anthony O’Sullivan		Form S-4/A (Exhibit 10.18)	8/5/2021	333-255118
10.22+	Employment Agreement, dated September 1, 2018, by and between DeepGreen Metals Inc. and Erika Ilves		Form S-4/A (Exhibit 10.19)	8/5/2021	333-255118
10.23.1+	TMC the metals company Inc. 2021 Incentive Equity Plan	X
10.23.2+	Form of Stock Option Agreement under TMC the metals company Inc. 2021 Incentive Equity Plan	X
10.23.3+	Form of Restricted Stock Unit Agreement under TMC the metals company Inc. 2021 Incentive Equity Plan	X
10.24+	DeepGreen Metals Inc. Stock Option Plan and form of Stock Option Agreement thereunder		Form S-4/A (Exhibit 10.20)	8/5/2021	333-255118
10.25+	Amendment to DeepGreen Metals Inc. Stock Option Plan		Form S-4/A (Exhibit 10.21)	8/5/2021	333-255118
16.1	Letter from Marcum LLP to the SEC, dated September 15, 2021	X
96.1	Technical Report Summary — Initial Assessment of the NORI Property, Clarion-Clipperton Zone, for Deep Green Metals Inc., effective as of March 17, 2021, by AMC Consultants Pty Ltd and other qualified persons.		Form S-4/A (Exhibit 96.1)	8/5/2021	333-255118
96.2	Technical Report Summary — Initial Assessment of the TOML Mineral Resource, Clarion-Clipperton Zone, Pacific Ocean, for Deep Green Metals Inc., effective as of March 26, 2021, by AMC Consultants Pty Ltd and other qualified persons.		Form S-4/A (Exhibit 96.2)	8/5/2021	333-255118
99.1	Unaudited pro forma condensed combined financial information of the Company as of June 30, 2021 and for the six months ended June 30, 2021 and for the year ended December 31, 2020	X
99.2	Unaudited condensed consolidated financial statements of DeepGreen Metals Inc. as of June 30, 2021 and for the six months ended June 30, 2021	X
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of DeepGreen Metals Inc. as of June 30, 2021 and for the six months ended June 30, 2021	X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Indicates a management contract or compensatory plan.
†	Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit.
††	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

By:	/s/ Gerard Barron
Name:	Gerard Barron
Title:	Chief Executive Officer

Date: September 15, 2021